Q2 2017 Corporate Overview and Financial Results August 4, 2017

SVB20144: 3 Q2 2017 Corporate Overview and Financial Results August 4, 2017 2 Contents and Glossary 3 4 6 20 21 23 24 42 Important information regarding forward-looking statements and use of non-GAAP financial measures About SVB Q2 2017 performance Regulatory environment Capital Outlook for 2017 Appendix Non-GAAP reconciliations The following terms are used throughout this presentation to refer to certain SVB-specific metrics: “Core Fee” Income – fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non- GAAP reconciliations at the end of this presentation for more information. Total Client Funds – the sum of on-balance sheet deposits and off-balance sheet client investment funds.

SVB 2014 4:3 3Q2 2017 Corporate Overview and Financial Results August 4, 2017  Forward-Looking Statements   This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance, and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. You can identify these and other forward-looking statements by the use of words such as “becoming,” “may,” “will,” “should,” "could," "would," “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” the negative of such words, or comparable terminology. In this presentation, we make forward-looking statements discussing management’s expectations about, among other things: economic conditions; opportunities in the market; outlook on our clients' performance; our financial, credit, and business performance, including potential investment gains, loan growth, loan mix, loan yields, credit quality, deposits, noninterest income, and expense levels; and financial results (and the components of such results) for certain quarters in, and for the full year 2017. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect.   We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. Our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: deterioration, weaker than expected improvement, or other changes in the state of the economy or the markets in which we conduct business or are served by us (including the levels of IPOs and M&A activities); changes in the volume and credit quality of our loans; the impact of changes in interest rates or market levels or factors affecting or affected by them, especially on our loan and investment portfolios; changes in our deposit levels; changes in the performance or equity valuations of funds or companies in which we have invested or hold derivative instruments or equity warrant assets; variations from our expectations as to factors impacting our cost structure; changes in our assessment of the creditworthiness or liquidity of our clients or unanticipated effects of credit concentration risks which create or exacerbate deterioration of such creditworthiness or liquidity; accounting changes, as required by Generally Accepted Accounting Principles (GAAP); and regulatory or legal changes or their impact on us.   We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including (i) our latest Annual Report on Form 10-K; (ii) our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law.   This presentation shall not constitute an offer or solicitation in connection with any securities.   Use of Non-GAAP Financial Measures   To supplement our financial disclosures that are presented in accordance with GAAP, we use certain non-GAAP measures of financial performance (including, but not limited to, non- GAAP core fee income, non-GAAP noninterest income, non-GAAP net gains on investment securities, non-GAAP non-marketable and other securities, non-GAAP noninterest expense and non-GAAP financial ratios) of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement.   We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures (as applicable), provide meaningful supplemental information regarding our performance by: (i) excluding amounts attributable to non-controlling interests for which we effectively do not receive the economic benefit or cost of, where indicated, or (ii) providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP. Under the “Non-GAAP reconciliations” section at the end of this presentation, we have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP financial measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure. Please refer to that section for more information. Important information

4Q2 2017 Corporate Overview and Financial Results August 4, 2017 30+ years of focus on innovation companies, investors and influencers Strong market position Robust client funds franchise Diversified revenue streams Global reach Average balances for Q2'17 $47.5B assets $20.5B loans $91.2B total client funds A unique financial services company Q2 2017 Corporate Overview and Financial Results August 4, 2017

SVB20144: 3 Q2 2017 Corporate Overview and Financial Results August 4, 2017 5 We serve the global Innovation economy Technology + Life Sciences + Healthcare Accelerator Revenue <$5M Growth Revenue $5M-$75M Corp Fin Revenue >$75M Investors Private Equity Venture Capital Individuals Private Bank Wealth Management

Q2 2017 Corporate Overview and Financial Results August 4, 2017 6 A strong quarter • Robust total client funds growth • Higher net interest income & net interest margin driven by rate increases • Healthy loan growth • Improving, but still modest, PE/VC gains • Stable credit quality • Continued strong momentum in 2017 …with continued challenges • Higher expenses driven by investments for growth • Pressure on loan growth from liquidity, M&A • Lack of momentum in exit markets • Complex regulatory environment and increasing requirements • Competition Q2'17 takeaways

Q2 2017 Corporate Overview and Financial Results August 4, 2017 7 Non-interest expense (NIE): +5.7% • $8.0M or 3.2% of higher NIE from items not expected to recur • Q3 & Q4 NIE expected close to Q2 NIE Net interest income: +10.6% Net interest margin: +12 bps Non-interest income: +9.2% • Core fee income3: +5.7% • Gains on investment securities1,2,3: $17.6M • Gains on warrants1: $10.8M Stable credit quality overall • Provision for credit losses of $15.8M vs. $30.7M in Q1'17 • Net charge-offs of 44 bps vs. 25 bps (annualized) • Non-performing loans of 57 bps vs. 68 bps Average loans: +2.2% Period-end loans: +2.7% Average total client funds: +6.0% Average fixed income securities: +1.8% Q2'17 vs. Q1'17: strong results Tax benefits from share-based compensation of $7.0M 1) The value of warrant and PE/VC-related investments is subject to potential increases or decreases in future periods, depending on market conditions and other factors. 2) Non-GAAP gains on investment securities net of non-controlling interests were $8.2M. 3) Non-GAAP measure. Please see non-GAAP reconciliations at the end of this presentation for more information. EPS: $2.32, Net Income: $123.2M Solid capital position, despite decreases in capital ratios from balance sheet growth • Bank tier 1 leverage ratio: 7.66% (-15 bps)

Q2 2017 Corporate Overview and Financial Results August 4, 2017 8 Q2'17 notable items $13.6M of higher noninterest expense related to people, operations and infrastructure, and risk and compliance enhancements to support revenue- and growth-enhancing initiatives; this figure includes $8.0M of non-recurring expenses • $22.9M of higher loan interest income, mostly from rate increases, including $5.8M of higher loan fees, mostly from early repayments • $15.8M provision for credit losses vs. $30.7M in Q1'17 • $7.0M tax benefit from change in accounting rules for stock-based compensation • $4.0M of higher client investment fees due to rate increase and strong client investment funds growth Positive earnings impact Negative earnings impact

SVB 2014 4:3 9Q2 2017 Corporate Overview and Financial Results August 4, 2017 Solid loan growth in Q2'17 Average loans Period-end loans $21 $19 $17 $15 Bi lli on s Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 $18.2 $18.6 $19.3 $20.1 $20.5 $18.8 $19.1 $19.9 $20.4 $21.0 • Average loan balances grew 2.2% • Largest growth driven by Private Equity and Private Bank

SVB 2014 4:3 10Q2 2017 Corporate Overview and Financial Results August 4, 2017 Gross Loans: $21.1 billion1,2 Software/Internet $5.4 26% A diversified loan portfolio 1) As of 6/30/2017; gross loans do not include deferred fees and costs. 2) Private Bank includes loans designated as Consumer Loans (including real estate secured loans) in our earnings releases and our Form 10-K and 10-Q reports. 3) Technology and Life Science/Healthcare percentages are as a % of Total Gross Loans 4) Primarily capital call lines of credit Technology and Life Science/Healthcare Only1,3 $8.2 billion (39% of Gross Loans) Non-Early Stage $1.0 (4%) Early Stage $1.2 (6%) Balance Sheet $2.4 (12%) Sponsored Buyout $2.1 (10%) Other $1.5 (7%) 4 Balance-sheet dependent covered by current assets; $1.6B is asset-based Cash flow dependent 1 Investor-dependent 1 Revenue: $0-$5M Investor-dependent 2 Revenue >$5M Cash flow dependent 2 Cash flow and hybrid Private Equity/ Venture Capital $8.9 42% Hardware $1.1 Life Science/ Healthcare $1.7 8% 5% Wine $0.9 5% Other $0.6 3% Private Bank $2.4 11%

Q2 2017 Corporate Overview and Financial Results August 4, 2017 11 Private Equity/Venture Capital and Private Bank have driven majority of growth Software/internet Hardware Private equity/venture capital Life science/healthcare Premium wine Private Bank Other Early-stage loans as % of loan portfolio $20 $15 $10 $5 $0 Bi lli on s 2008 2009 2010 2011 2012 2013 2014 2015 2016 6/30/2017 $5.4 $1.1 $8.9 $1.7 $0.9 $2.4 $5.5 $4.5 $5.5 $7.0 $8.9 $10.9 $14.4 $16.7 $19.9 $0.6 $21.0 12% 11% 10% 8% 9% 9% 8% 6% 6% 6% Our loan portfolio has evolved over time

SVB 2014 4:3 12Q2 2017 Corporate Overview and Financial Results August 4, 2017 Average Deposits Average off-balance sheet client funds Total average client funds $100 $80 $60 $40 $20 $0 Bi lli on s Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 $38.2 $37.9 $39.7 $40.0 $42.1 $42.9 $43.1 $45.0 $46.1 $49.1 $81.0 $81.0 $84.7 $86.1 $91.2 Average total client funds grew 6.0% in Q2'17 Growth primarily from: • Healthy venture capital funding environment • Robust secondary offering market • Private Equity, Technology and Life Science clients

SVB 2014 4:3 13Q2 2017 Corporate Overview and Financial Results August 4, 2017 Higher net interest income primarily from: • Higher interest rates (interest rate sensitivity) • Higher average loan balances Net interest income (FTE basis) Net interest margin Federal Funds target rate $320 $280 $240 $200 $160 $120 $80 Mil lion s 8% 6% 4% 2% 0% Q2 '0 7 Q2 '0 8 Q2 '0 9 Q2 '1 0 Q2 '1 1 Q2 '1 2 Q2 '1 3 Q2 '1 4 Q2 '1 5 Q2 '1 6 Q2 '1 7 Net interest income grew 10.6% in Q2'17 7.39% 3.00% $94.9 $343.2 5.25% 1.25%

SVB 2014 4:3 14Q2 2017 Corporate Overview and Financial Results August 4, 2017 • Non-performing loans decreased to $120.3M (57 bps) vs. $138.8M (68 bps) in Q1 • Net charge-offs increased to $22.5M (44 bps) vs. $12.2M of net charge-offs in Q1 (25 bps) • $19.6M of Q2 gross charge-offs had prior reserves • Provision for credit losses of $15.8M vs. $30.7M in Q1 consisted of the following: ◦ $12.7M for net new specific reserves for nonaccrual loans ◦ $5.0M for loan growth ◦ Offset by $2.5M benefit from improved credit quality • Allowance for loan losses as % of total gross loans: 1.12% vs. 1.18% Millions Credit quality was stable Q2'17 Highlights Non-performing loans/total gross loans Total non-performing loans 1.5% 1.0% 0.5% 0.0% Q3'1 4 Q4'1 4 Q1'1 5 Q2'1 5 Q3'1 5 Q4'1 5 Q1'1 6 Q2'1 6 Q3'1 6 Q4'1 6 Q1'1 7 Q2'1 7 0.57% $11.8M $120.3M Net charge-offs/average total gross loans (annualized) Net charge-offs 2.0% 1.5% 1.0% 0.5% 0.0% Q3'1 4 Q4'1 4 Q1'1 5 Q2'1 5 Q3'1 5 Q4'1 5 Q1'1 6 Q2'1 6 Q3'1 6 Q4'1 6 Q1'1 7 Q2'1 7 0.05% 0.75% 0.44%$1.7M $28.5M $22.5M

SVB 2014 4:3 15Q2 2017 Corporate Overview and Financial Results August 4, 2017 Our credit risk profile has improved over time Strongest growth from segments with the best historical credit performance —Private Equity/Venture Capital (PE/VC) and Private Bank— has reduced the risk profile of our loan portfolio 12/31/13 Loan Portfolio Mix Technology and Life Science/ Healthcare 59% PE/VC & Private Bank 31% Wine 6% Other 4% 6/30/17 Loan Portfolio Mix Technology and Life Science/ Healthcare 39% PE/VC & Private Bank 53% Wine 5% Other 3%

SVB 2014 4:3 16Q2 2017 Corporate Overview and Financial Results August 4, 2017 11% Our credit risk profile has improved over time 3.4% Peak annual charge-off rate (2009- recession) Average charge-off rate (2008-2016) 1H 2017 annualized charge-off rate As of 6/30/2017 3.9% • Early-stage loans (historically greatest charge-off risk) have decreased as a percentage of our total loan portfolio • As large corporate non-early stage loans (>$20M) have increased as a percentage of our total loan portfolio, individual charge-offs can be nominally larger • Our overall net charge-off ratio has remained stable Early-stage charge-offs Gross charge-offs Early-stage loans as % of loan portfolio Mil lion s 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 YTD $16 $58 $23 $1 $21 $26 $30 $12 $45 $24 $48 $144 $51 $24 $33 $43 $43 $51 $97 $39 12% 11% 10% 8% 9% 9% 8% 6% 6% 6% Large (>$20M) corporate technology/life science loans as % of total technology/life science loan portfolio Early-stage loans as % of loan portfolio Net charge-offs/average total gross loans (annualized) 2008 2009 2010 2011 2012 2013 2014 2015 2016 6/30/17 22% 16% 20% 32% 36% 38% 38% 35% 37% 34% 12% 11% 10% 8% 9% 9% 8% 6% 6% 6% 0.87% 2.64% 0.77%(0.02)%0.31% 0.33% 0.32% 0.30% 0.46% 0.34% Large (>$20M) technology/life science/healthcare loans as % of total technology/life science/healthcare loan portfolio Early-stage loans as % of loan portfolio Technology/life science/healthcare net charge-offs/ Technology/life science/healthcare gross loans (annualized) 2008 2009 2010 2011 2012 2013 2014 2015 2016 6/30/2017 22% 16% 20% 32% 36% 38% 38% 35% 37% 34% 12% 11% 10% 8% 9% 9% 8% 6% 6% 6% 0.97% 3.85% 0.97% 0.01% 0.42% 0.42% 0.48% 0.49% 0.94% 0.87% 5.1% 1H 2016 annualized early-stage charge-off rate Early-Stage Charge-Off Rates 1H 2016 annualized charge-off rate (VC market recalibration)

SVB 2014 4:3 17Q2 2017 Corporate Overview and Financial Results August 4, 2017 Core fee income* grew 5.7% in Q2'17 * This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. Foreign exchange fees Credit card fees Deposit service charges Lending related fees Client investment fees Letters of credit/Standby LOC Total core fee income* $80 $60 $40 $20 $0 Mil lion s Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 $18 $26 $11 $18$10 $15 $6 $9 $4 $13 $5 $7 $53.3 $55.3 $58.2 $66.1 $68.4 $72.7 $76.5 $74.5 $80.5 $84.6 $82.6 $87.3 Client investment fee income growth of 43.8% primarily due to higher rates and higher off-balance sheet fund balances

SVB 2014 4:3 18Q2 2017 Corporate Overview and Financial Results August 4, 2017 Core fee income* has grown over time * This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. • Growth in recent years driven primarily by FX and credit card fees • YTD 2017 FX and credit card transaction volumes continue to increase, offset by lower spreads due to competition Foreign exchange fees Credit card fees Deposit service charges Lending related fees Client investment fees Letters of credit/Standby LOC Total core fee income* FX and credit card fees as % of core fee income $300 $200 $100 $0 Mil lion s 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 YTD $33 $104 $52 $68 $36 $24 $53 $29 $33 $50 $32 $12 $26 $126 $100 $109 $129 $158 $175 $210 $265 $316 $170 31% 40% 45% 50% 49% 51% 54% 54% 54% 52%

Q2 2017 Corporate Overview and Financial Results August 4, 2017 19 Performance and growth driving non-interest expense Higher expenses over time driven by growth and strong performance Higher expenses in 2017 to support revenue and growth initiatives: • People (staffing, incentive compensation based on performance) • Infrastructure investments • Enhancements to our risk and compliance infrastructure Compensation and Benefits Expense $ Mil lion s 2013 2014 2015 2016 2017 YTD $96 $101 $122 $120 $68 $271 $367 $308 $409 $352 $474 $394 $514 $228 $296 1,669 1,815 2,004 2,225 2,358 Professional svcs. Premises & equip. Net occupancy Business dev. Other expenses Other Noninterest Expenses Mil lion s 2013 2014 2015 2016 2017 YTD $76 $94 $83 $95 $53 $46 $50 $52 $66 $35 $25 $30 $35 $40 $23 $33 $40 $40 $40 $21 $61 $241 $77 $291 $97 $307 $105 $346 $61 $193 Incentive comp. plans Salaries/wages and other employee comp. Avg. full-time equivalent employees

Q2 2017 Corporate Overview and Financial Results August 4, 2017 20 Complex regulatory environment • As a growing global, commercial bank with a holding company structure, we face a complex regulatory landscape • We have ongoing investment in regulatory and compliance infrastructure -- people, processes and systems Key areas of regulatory focus • Road to $50B • Enhanced Prudential Standards, including - CCAR and DFAST - Liquidity (Liquidity Coverage Ratio) • BSA/AML and KYC • Volcker Rule • "Basel III"* • Enterprise Risk Management • CECL implementation * Refers to the adoption of the rules implementing the "Basel III" regulatory capital reforms and changes required by the Dodd-Frank Act

SVB 2014 4:3 21Q2 2017 Corporate Overview and Financial Results August 4, 2017 2014 2015 2016 Q1'17 Q2'17 CET 1 risk-based Capital - 12.28% 12.80% 13.05% 13.05% Tier 1 risk-based capital 12.91% 12.83 13.26 13.44 13.43 Total risk-based capital 13.92 13.84 14.21 14.45 14.39 Tier 1 leverage 7.74 7.63 8.34 8.51 8.40 Tangible common equity to tangible assets2 7.15 7.16 8.15 8.11 8.06 Tangible common equity to risk-weighted assets2 12.93 12.34 12.89 13.12 13.11 We are well capitalized: SVBFG capital ratios1 1) All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y9C. TCE/TA and TCE/ RWA ratios are as reported in our most recent quarterly earnings releases. 2) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

SVB 2014 4:3 22Q2 2017 Corporate Overview and Financial Results August 4, 2017 • Pressure on Tier 1 Leverage ratio from exceptional deposit and total asset growth in 2014 and 2015 • “Basel III” adoption in January 2015 • Down-streaming of capital from holding company (Q2’14 $435M common equity raise and Q1’15 $350M debt raise) increased bank capital ratios across the board • $20M dividend from Bank to SVBFG in Q3'16, Q4'16, Q1'17, Q2'17 2014 2015 2016 Q1'17 Q2'17 CET 1 risk-based Capital - 12.52% 12.65% 12.75% 12.59% Tier 1 risk-based capital 11.09% 12.52 12.65 12.75 12.59 Total risk-based capital 12.12 13.60 13.66 13.80 13.59 Tier 1 leverage 6.64 7.09 7.67 7.81 7.66 Tangible common equity to tangible assets2 6.38 6.95 7.77 7.66 7.58 Tangible common equity to risk-weighted assets2 11.19 12.59 12.75 12.82 12.65 We are well capitalized: bank capital ratios1 1) All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y9C. TCE/TA and TCE/ RWA ratios are as reported in our most recent quarterly earnings releases. 2) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

SVB 2014 4:3 23Q2 2017 Corporate Overview and Financial Results August 4, 2017 Business Driver 2017 Full Year Outlook vs.2016 Full Year Results Change since 4/27/17 Average loans Increase at a percentage rate in the mid-teens Outlook decreased to mid-teens from previous outlook of high teens Average deposits Increase at a percentage rate in the high-single digits Outlook increased to high-single digits from previous outlook of mid-single digits Net interest income Increase at a percentage rate in the high teens to low twenties Outlook increased to high teens to low twenties from previous outlook of high teens Net interest margin Between 3.00% and 3.10% Outlook narrowed to 3.00% and 3.10% from previousoutlook of 2.90% and 3.10% Allowance for loan losses for total gross performing loans as a % of total gross performing loans Comparable to 2016 levels No change Net loan charge-offs Between 0.30%-0.50% of avg. total gross loans No change Non-performing loans/total gross loans Between 0.60% and 0.80% of total gross loans No change Core fee income Increase at a percentage rate in the mid-teens Outlook decreased to mid-teens from previous outlook of high teens Non-interest expense (excluding expenses related to non-controlling interests) Increase at a percentage rate in the low teens Outlook increased to low teens from previous outlook of low double digits 1) Our outlook for net interest income and net interest margin is based primarily on management's current forecast of average deposit and loan balances and deployment of surplus cash into investment securities. Such forecasts are subject to change, and actual results may differ, based on market conditions, actual prepayment rates and other factors described under the section "Forward-Looking Statements". 2) Core fee income is a non-GAAP measure, which represents noninterest income, but excludes certain line items where performance is typically subject to market or other conditions beyond our control. As we are unable to quantify such line items that would be required to be included in the comparable GAAP financial measure for the future period presented without unreasonable efforts, no reconciliation for the outlook of non-GAAP core fee income to GAAP noninterest income for fiscal 2017 is included in this release, as we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. See "Use of Non-GAAP Financial Measures" at the end of this release for further information regarding the calculation and limitations of this measure. 3) Noninterest expense (excluding expenses related to noncontrolling interests) is a non-GAAP measure, which represents noninterest expense, but excludes expenses attributable to noncontrolling interests. As we are unable to quantify such line items that would be required to be included in the comparable GAAP financial measure for the future period presented without unreasonable efforts, no reconciliation for the outlook of non-GAAP noninterest expense (excluding expenses related to noncontrolling interests) to GAAP noninterest expense for fiscal 2017 is included in this presentation, as we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. See "Use of Non-GAAP Financial Measures" at the end of our quarterly earnings release for further information regarding the calculation and limitations of this measure. 4) Our outlook for noninterest expense is partly based on management's current forecast of performance-based incentive compensation expenses. Such forecasts are subject to change, and actual results may differ, based on our performance relative to our internal performance targets. 5) Outlook does not assume any future rate increases 2017 full-year outlook (as of 7/27/2017)

SVB20144: 3 Q2 2017 Corporate Overview and Financial Results August 4, 2017 24 Appendix

SVB 2014 4:3 25Q2 2017 Corporate Overview and Financial Results August 4, 2017 Appendix Contents 26 29 31 32 37 38 39 41 42 About SVB Financial highlights ROE Balance sheet Interest rate sensitivity Credit quality Investment securities and warrants Non-interest expense Non-GAAP reconciliations

Q2 2017 Corporate Overview and Financial Results August 4, 2017 26 At the Center of the Innovation Economy for Over 30 Years SVB Private Bank Private banking Silicon Valley Bank Global commercial banking for innovators, enterprises and investors SVB Asset Management Investment strategies and solutions to help companies preserve and grow capital SVB Capital Private venture investing expertise, oversight and management SVB Analytics Valuation services and research SVB Wealth Advisory Private wealth management

SVB20144: 3 Q2 2017 Corporate Overview and Financial Results August 4, 2017 27 Serving innovation around the world * Includes average loan and deposit balances for international operations in U.K., Israel and Asia for Q2'17 $1.8B international loans* $8.0B international deposits* Location Description Year opened U.K. Full service branch 2012 Israel Business development office 2008 China Business development office (Beijing) 2005 Joint venture bank (Beijing, Shanghai) 2012 Hong Kong Representative office 2013 Canada Application in progress TBD Germany Application in progress TBD

SVB 2014 4:3 28Q2 2017 Corporate Overview and Financial Results August 4, 2017 • Average tenure of 10 years at SVB • Diverse experience and skill sets to help direct our growth A strong, seasoned management team * The appointment of Dan Beck as the Company’s Chief Financial Officer and the appointment of Mike Descheneaux as president of Silicon Valley Bank, the Company’s principal banking subsidiary, became effective on June 5, 2017. Dan Beck CHIEF FINANCIAL OFFICER* Recently joined John China HEAD OF TECHNOLOGY BANKING 21 years at SVB Michelle Draper CHIEF MARKETING OFFICER 4 years at SVB Laura Izurieta CHIEF RISK OFFICER Recently joined Greg Becker PRESIDENT AND CEO SVB FINANCIAL GROUP 23 years at SVB Phil Cox HEAD OF EMEA AND PRESIDENT OF THE UK BRANCH 8 years at SVB Mike Dreyer CHIEF OPERATIONS OFFICER 1 year at SVB Roger Leone CHIEF INFORMATION OFFICER 1 year at SVB Marc Cadieux CHIEF CREDIT OFFICER 25 years at SVB Mike Descheneaux PRESIDENT SILICON VALLEY BANK* 11 years at SVB Chris Edmonds-Waters CHIEF HUMAN RESOURCES OFFICER 15 years at SVB Michael Zuckert GENERAL COUNSEL 3 years at SVB

SVB 2014 4:3 29Q2 2017 Corporate Overview and Financial Results August 4, 2017 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Diluted earnings per share1 $1.78 $2.12 $1.89 $1.91 $2.32 Net income available to common stockholders1 $93.0M $111.1M $99.5M $101.5M $123.2M Average loans $18.2B $18.6B $19.3B $20.1B $20.5B Change 7.0% 2.5% 3.3% 4.2% 2.2% Average deposits $38.2B $37.9B $39.7B $40.0B $42.1B Change (2.8)% (0.7)% 4.7% 0.7% 5.5% Average off-balance sheet client investment funds $42.9B $43.1B $45.0B $46.1B $49.1B Change 1.0% 0.5% 4.3% 2.6% 6.5% Average fixed income securities $21.8B $20.7B $20.2B $21.2B $21.5B Net interest margin 2.73% 2.75% 2.73% 2.88% 3.00% Net interest income $283.3M $289.2M $296.6M $310.0M $342.7M GAAP non-interest income $112.8M $144.1M $113.5M $117.7M $128.5M Non-GAAP non-interest income, net of non- controlling interests2 $111.2M $139.5M $109.1M $111.1M $119.0M Net charge-offs / Average total gross loans (annualized) 0.43% 0.48% 0.44% 0.25% 0.44% Non-interest expense3 $199.9M $220.8M $235.2M $237.6M $251.2M Effective tax rate4 41.17% 40.90% 35.53% 33.62% 36.78% Return on average SVBFG stockholders’ equity (annualized) 10.83% 12.32% 10.77% 11.03% 12.75% Return on average assets (annualized) 0.86% 1.02% 0.88% 0.91% 1.04% 1) Included in diluted earnings per common share and net income available to common stockholders for the three months ended March 31, 2017 and June 30, 2017 are tax benefits recognized associated with the adoption of Accounting Standards Update 2016-09, Improvements to Employee Share-Based Payment Accounting in the first quarter of 2017. This guidance was adopted on a prospective basis with no changes to prior period amounts. 2) Non-GAAP non-interest income net of non-controlling interests is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. 3) In Q1'17 we revised prior periods’ presentation of noninterest expense to conform to the current period presentation, which reflect our provision for loan losses and provision for unfunded credit commitments together as our “provision for credit losses”. In prior periods’ presentation, our provision for unfunded credit commitments were reported as a component of noninterest expense. All prior periods have been revised to reflect this change. 4) Our effective tax rate is calculated by dividing income tax expense by the sum of income before income tax expense and net income attributable to noncontrolling interests. Quarterly highlights

SVB 2014 4:3 30Q2 2017 Corporate Overview and Financial Results August 4, 2017 2013 2014 2015 2016 2017 YTD Diluted earnings per share $4.67 $5.311 $6.62 $7.31 $4.22 Net income available to common stockholders $214.5M $263.9M1 $343.9M $382.7M $224.7M Average loans Change $9.4B 23.7% $11.5B 23.0% $14.8B 28.3% $18.3B 23.8% $20.3B 11.0% Average deposits Change $19.6B 9.5% $28.3B 44.4% $36.3B 28.2% $38.8B 6.8% $41.1B 5.9% Average off-balance sheet client investment funds Change $24.2B 19.8% $30.0B 24.0% $39.2B 30.6% $43.4B 10.5% $47.6B 9.8% Average fixed-income securities2 $10.6B $16.6B $22.3B $21.5B $21.3B Net interest margin 3.29% 2.81% 2.57% 2.72% 2.94% Net interest income $697.3M $856.6M $1,006.4M $1,150.5M $652.7M GAAP non-interest income $673.2M $572.2M $472.8M $456.6M $246.2M Non-GAAP non-interest income , net of non- controlling interests3 $330.3M $352.5M $441.1M $448.5M $230.1M Net charge-offs / Average total gross loans (annualized) 0.33% 0.32% 0.31% 0.46% 0.34% Non-interest expense4 $607.6M $700.7M $780.0M $859.8M $488.9M Effective tax rate5 40.63% 41.02% 39.95% 39.55% 35.39% Return on average SVBFG stockholders’ equity (annualized) 11.13% 10.46% 1 11.18% 10.90% 11.91% Return on average assets (annualized) 0.92% 0.80%1 0.84% 0.87% 0.98% Annual highlights 1) Includes post-tax net loss of $11.4M related to the sale of our SVBIF entity in India 2) Includes available-for-sale and held-to-maturity securities held on the balance sheet 3) Non-GAAP noninterest income, net of non-controlling interests is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information 4) In Q1'17 we revised prior periods’ presentation of noninterest expense to conform to the current period presentation, which reflect our provision for loan losses and provision for unfunded credit commitments together as our “provision for credit losses”. In prior periods’ presentation, our provision for unfunded credit commitments were reported as a component of noninterest expense. All prior periods have been revised to reflect this change. 5) Our effective tax rate is calculated by dividing income tax expense by the sum of income before income tax expense and net income attributable to noncontrolling interests.

SVB 2014 4:3 31Q2 2017 Corporate Overview and Financial Results August 4, 2017 • ROE has been impacted by pressure on asset yields due to low interest rates and deposit growth, as well as continued investment in our growth and expansion • Q2'17 ROE increased 1.72% to 12.75% due to impact of higher rates SVB Peers 15% 10% 5% 0% -5% -10% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 YTD 10.21% 2.13% 7.72% 11.87% 10.09% 11.13% 10.46% 11.18% 10.90% 11.91% 2.22% (5.35)% 5.89% 9.04% 9.50% 9.68% 9.09% 8.78% 8.56% 9.36% 1) “Peers” refers to peer group as reported in our 2017 Proxy Statement. Peer ROE data is from SNL Financial and reflects the most recent available data. 2) Annualized Strong return on average equity vs. peers1 (5.35)% 2

SVB 2014 4:3 32Q2 2017 Corporate Overview and Financial Results August 4, 2017 A highly liquid balance sheet1 Non-interest- bearing deposits $35.0 79% Interest- bearing deposits $7.4 17% 1) Balances as of 6/30/17 2) Net loans represents gross loans net of the allowance for loan losses and unearned interest income. Gross loans at 6/30/17 were $21.1B 3) Non-marketable securities net of non-controlling interests were $506 million. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. Period-end assets: $48.4B Period-end liabilities: $44.4B Held-to- maturity securities 18% $7.8B AFS securities $12.1 25% Cash $3.9 8% Net loans $20.7 43% Non-marketable securities3 (VC Investments) $0.6 1% Other $1.2 3% 2 Held-to- maturity securities $9.9 21% 2 Other $1.2 2% Borrowings $0.7 1%

SVB 2014 4:3 33Q2 2017 Corporate Overview and Financial Results August 4, 2017 Robust Q2'17 balance sheet growth Investment portfolio 45% of Total Assets Non-interest-bearing deposits 83% of Total Deposits $50 $40 $30 $20 $10 $0 Bi lli on s 2013 2014 2015 2016 6/30/17 Period Ending $26.4 $39.3 $44.7 $44.7 $48.4 $50 $40 $30 $20 $10 $0 Bi lli on s 2013 2014 2015 2016 6/30/17 Period Ending $23.3 $35.3 $41.4 $40.9 $44.4 Non-interest-bearing deposits Interest-bearing deposits Borrowings Other liabilities Available-for-sale securities Net loans Non-marketable securities (primarily VC-related investments) Other assets Held-to-maturity securities As of 6/30/2017

SVB 2014 4:3 34Q2 2017 Corporate Overview and Financial Results August 4, 2017 A high quality investment portfolio A highly liquid portfolio with a duration of 2.6 years Investment portfolio represents 45% of total assets U.S. Treasuries make up 35% of investment portfolio Municipal bonds and notes Non-agency mortgage-backed securities U.S. agency debentures Agency-issued commercial mortgage-backed securities Agency-issued collateralized residential mortgage-backed securities – variable rate U.S. Treasury Securities Agency-issued collateralized residential mortgage-backed securities – fixed rate Agency-issued residential mortgage-backed securities * In June 2014, certain Available-for-Sale (AFS) securities were re-designated as Held-to-Maturity securities. Prior to June 2014, our investment securities portfolio comprised only AFS securities. As of 6/30/2017 Available-for-Sale Securities $20 $15 $10 $5 $0 Bi lli on s 2013 2014 2015 2016 6/30/17 Period Ending $13.5 $16.4 $12.6$12.0 $12.1 Held-to-Maturity Securities* $20 $15 $10 $5 $0 Bi lli on s 2013 2014 2015 2016 6/30/17 Period Ending $0.0 $7.4 $8.8 $8.4 $9.9

SVB 2014 4:3 35Q2 2017 Corporate Overview and Financial Results August 4, 2017 Robust client liquidity Long-term growth drivers: • Healthy client funding and exit activity • Healthy increases in early-stage and private equity client counts VC recalibration dynamics in 2016 resulted in quarterly declines in client fund flows, although growth resumed in Q4'16 and 1H'17 Deposits Client investment funds Total client funds* $120 $100 $80 $60 $40 $20 $0 Bi lli on s 2013 2014 2015 2016 6/30/17 Period Ending $22.5 $34.3 $39.1 $39.0 $42.5 $26.4 $32.4 $44.0 $45.8 $51.9 $48.8 $66.7 $83.1 $84.8 $94.4

SVB 2014 4:3 36Q2 2017 Corporate Overview and Financial Results August 4, 2017 Strong long-term loan growth Recent growth driven by Private Equity, Private Bank and international Average loans Period-end loans $25 $20 $15 $10 $5 $0 Bi lli on s 200 8 200 9 201 0 201 1 201 2 201 3 201 4 201 5 20 16 6/3 0/ 17 $4.6 $4.7 $4.4 $5.8 $7.6 $9.4 $11.5 $14.8 $18.3 $20.3 $5.5 $4.5 $5.5 $7.0 $8.9 $10.9 $14.4 $16.7 $19.9 $21.0

Q2 2017 Corporate Overview and Financial Results August 4, 2017 37 We expect each 25 bps increase in short-term rates to contribute approximately $52 million to Net Interest Income* We expect rising rates to benefit us significantly * As reported in our sensitivity analysis included in our most recent Form 10-Q reports pursuant to applicable SEC requirements; these estimates are reported on a pre-tax basis and are based on a static balance sheet and assumptions as of June 30, 2017. Actual results may differ. Simulations used to analyze interest rate sensitivity may differ from actual results due to, among other things: differences in timing, frequency, and magnitude of changes in market rates; impact of competition; fluctuating business conditions and impact of strategies taken by management to mitigate these risks. Changes in Fed Funds Rate (basis points) Changes in Net Interest Income +100 +207M +200 +$410M Changes in short-term interest rates impact interest earned on: • Variable rate loans • Variable rate investment securities • Cash and cash equivalents Primary benchmark indices: • National and SVB Prime rates • 1-month and 3-month LIBOR • Federal Funds target rate

SVB 2014 4:3 38Q2 2017 Corporate Overview and Financial Results August 4, 2017 Non-performing loans Non-performing loans as % of total gross loans Net charge-offs as % of average total gross loans (annualized) 4% 3% 2% 1% 0% -1% $160 $120 $80 $40 $0 Mil lion s 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 201 5 201 6 201 7 YT D* $119.0 1.07% 1.57% 0.57% 3.32% 2.64% 0.34% * Annualized Five loans from two "underserved niche" segments to which we no longer lend drove increase in NCOs (2000) Financial Crisis: 5 problem loans drove short-lived spike in NPLs (2008) and NCOs (2009) Q2'15-Q2'17 NPLs elevated but manageable; Primarily due to four Sponsored Buyout Loans (two of which have been resolved), one Corporate Finance loan and certain early stage loans Post-crisis NCOs remain below 50 bps History of strong credit quality $120.3

SVB 2014 4:3 39Q2 2017 Corporate Overview and Financial Results August 4, 2017 Net gains on equity warrant assets Non-GAAP net gains (losses) on investment securities net of non-controlling interests* $35 $15 -$5 -$25 Mil lion s Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 $13.2 $20.2 $20.3 $23.6 $10.7 $16.4 $6.6 $5.1 $21.6 $4.6 $6.7 $10.8 $(1.1) $16.6 $19.1 $15.9 $12.7 $9.6 $(2.0) $21.6 $18.4 $5.3 $9.5 $8.2 Investment securities and warrant gains * This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. Reflects valuation-related losses in our VC-related funds due to VC market "recalibration" Reflects $10.3M of unrealized gains from a single client IPO Reflects $12.4M gain from sale of U.S. Treasury securities Reflects $2.8M write down of a strategic investment and $2.9M decline in value of a single client stock between Q3'16 IPO and sale after lock-up

SVB 2014 4:3 40Q2 2017 Corporate Overview and Financial Results August 4, 2017 $87M in aggregate warrant gains net of early-stage losses between 2002 and YTD 2017 Net gains on equity warrant assets Early-stage net charge-offs Cumulative net gains (warrants less ES NCOs) $100 $50 $0 -$50 -$100 Mil lion s 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 2010 201 1 2012 2013 2014 201 5 2016 2017 YTD $(3) $8 $3 $3 $22 $23 $11 $7 $37 $19 $46 $71 $71 $38 $18 $(13) $(1) $0 $(2) $(7) $(10) $(16) $(58) $(23) $(1) $(21) $(26) $(30) $(12) $(45) $(24) Net warrant gains have exceeded early-stage charge-offs over time $87M

SVB 2014 4:3 41Q2 2017 Corporate Overview and Financial Results August 4, 2017 Non-GAAP non-interest expense, net of non-controlling interests Non-GAAP operating efficiency ratio $800 $400 $0 Mil lion s 2013 2014 2015 2016 Q1'17 Q2'17 $595 $682 $779 $859 $237 $251 57.8% 56.3% 53.8% 53.7% 56.4% 54.3% Drivers • Continued strong revenue growth • Efficient growth initiatives including outsourcing, expansion in lower cost geographies • Focus on systems and infrastructure to maximize cost efficiencies and support efficient growth over the long-term • Q1'17 seasonal expenses drove increase in operating efficiency ratio; • Higher revenue from rate increases drove decrease in Q2'17 operating efficiency ratio 1) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. 2) Non-GAAP non-interest expense net of non-controlling interests and non-GAAP efficiency ratio exclude the impact of non-controlling interests 3) Our consolidated GAAP noninterest expenses were modified from prior periods’ presentation to conform to the current period's presentation, which reflects our provision for loan losses and provision for unfunded credit commitments together as our “provision for credit losses”. In prior periods, our provision for unfunded credit commitments were reported separately as a component of noninterest expense. Efficiency ratio has trended down over time 1,2,3 1,2,3

SVB20144: 3 Q2 2017 Corporate Overview and Financial Results August 4, 2017 42 Non-GAAP Reconciliations

SVB 2014 4:3 43Q2 2017 Corporate Overview and Financial Results August 4, 2017 Non-GAAP core fee income (dollars in thousands) Quarter ended Sep 30, 2014 Dec 31, 2014 Mar 31, 2015 Jun 30, 2015 Sep 30, 2015 Dec 31, 2015 GAAP noninterest income $80,167 $167,637 $123,524 $126,287 $108,477 $114,506 Less: gains (losses) on investment securities, net 5,644 94,787 33,263 24,975 18,768 12,439 Less: net gains on equity warrant assets3 13,157 20,153 20,278 23,616 10,685 16,384 Less: other noninterest income (loss)3 8,020 (2,649) 11,773 11,617 10,636 12,978 Non-GAAP core fee income $53,346 $55,346 $58,210 $66,079 $68,388 $72,705 “Core fee”1 income Non-GAAP reconciliation 1) This is a non-GAAP measure. See “use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. 2) March 31, 2015 amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02). Amounts prior to March 31, 2015 have not been revised. 3) Our consolidated statements of income were modified from prior periods’ presentation to conform to the current period's presentation, which reflects a new line item to separately disclose net gains on equity warrant assets. In prior periods, net gains on equity warrant assets were reported as a component of net gains on derivative instruments. We removed the line item "gains on derivative instruments, net" and reclassified all other gains on derivative instruments, net to other noninterest income. 2 Non-GAAP core fee income (dollars in thousands) Quarter ended Mar 31, 2016 Jun 30, 2016 Sep 30, 2016 Dec 31, 2016 Mar 31, 2017 Jun 30, 2017 GAAP noninterest income $86,134 $112,776 $144,140 $113,502 $117,659 $128,528 Less: gains (losses) on investment securities, net (4,684) 23,270 23,178 9,976 15,970 17,630 Less: net gains on equity warrant assets3 6,606 5,089 21,558 4,639 6,690 10,820 Less: other noninterest income (loss)3 7,670 9,963 18,878 14,239 12,421 12,811 Non-GAAP core fee income $76,542 $74,454 $80,526 $84,648 $82,578 $87,267

SVB 2014 4:3 44Q2 2017 Corporate Overview and Financial Results August 4, 2017 Non-GAAP core fee income (dollars in thousands) Year ended December 31, 2008 2009 2010 2011 2012 GAAP noninterest income $152,365 $97,743 $247,530 $382,332 $335,546 Less: gains (losses) on investment securities, net (14,777) (31,209) 93,360 195,034 122,114 Less: net gains (losses) on equity warrant assets3 10,541 (55) 6,556 37,439 19,385 Less: other noninterest income (loss)3 30,656 29,263 38,608 20,589 35,657 Non-GAAP core fee income $125,945 $99,744 $109,006 $129,270 $158,390 “Core fee”1 income Non-GAAP reconciliation 1) This is a non-GAAP measure. See “use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. 2) Amounts prior to December 31, 2015 have not been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02). 3) Our consolidated statements of income were modified from prior periods’ presentation to conform to the current period's presentation, which reflects a new line item to separately disclose net gains on equity warrant assets. In prior periods, net gains on equity warrant assets were reported as a component of net gains on derivative instruments. We removed the line item "gains on derivative instruments, net" and reclassified all other gains on derivative instruments, net to other noninterest income. Non-GAAP core fee income (dollars in thousands) Year ended December 31, YTD 2013 2014 20152 2016 Jun 30,2017 GAAP noninterest income $673,206 $572,239 $472,794 $456,552 $246,187 Less: gains on investment securities, net 419,408 267,023 89,445 51,740 33,600 Less: net gains on equity warrant assets3 46,101 71,012 70,963 37,892 17,510 Less: other noninterest income (loss)3 32,222 24,573 47,004 50,750 25,232 Non-GAAP core fee income $175,475 $209,631 $265,382 $316,170 $169,845

SVB 2014 4:3 45Q2 2017 Corporate Overview and Financial Results August 4, 2017 * See “use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. Non-marketable securities Non-GAAP reconciliation* Non-GAAP non-marketable securities, net of non-controlling interests (dollars in thousands) Jun 30, 2017 GAAP non-marketable securities $630,670 Less: amounts attributable to non-controlling interests 124,453 Non-GAAP non-marketable securities, net of non-controlling interests $506,217 Composition of non-GAAP non-marketable securities, net of non-controlling interests (dollars in thousands) Jun 30, 2017 Non-marketable securities (fair value accounting): Venture capital and private equity fund investments $34,831 Other venture capital investments 203 Other securities (fair value accounting) 105 Non-marketable securities (equity method accounting): Venture capital and private equity fund investments 64,140 Debt funds 16,476 China Joint Venture Investment 75,052 Other investments 38,270 Non-marketable securities (cost method accounting): Venture capital and private equity fund investments 110,001 Other investments 26,758 Investments in qualified affordable housing projects, net 140,381 Total non-marketable and other securities $506,217

SVB 2014 4:3 46Q2 2017 Corporate Overview and Financial Results August 4, 2017 Net gains (losses) on investment securities Non-GAAP reconciliation1 Non-GAAP net gains (losses) on investment securities (dollars in thousands) Quarter ended Sep 30, 2014 Dec 31, 2014 Mar 31, 2015 Jun 30, 2015 Sep 30, 2015 Dec 31, 2015 GAAP net gains on investment securities $5,644 $94,787 $33,263 $24,975 $18,768 $12,439 Less: income attributable to noncontrolling interests, including carried interest 6,757 78,225 14,171 9,036 6,102 2,803 Non-GAAP net gains (losses) on investment securities, net of noncontrolling interests $(1,113) $16,562 $19,092 $15,939 $12,666 $9,636 1) See “use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. Non-GAAP net gains (losses) on investment securities (dollars in thousands) Quarter ended Mar 31, 2016 Jun 30, 2016 Sep 30, 2016 Dec 31, 2016 Mar 31, 2017 Jun 30, 2017 GAAP net gains (losses) on investment securities $(4,684) $23,270 $23,178 $9,976 $15,970 $17,630 Less: income (losses) attributable to noncontrolling interests, including carried interest (2,716) 1,622 4,745 4,661 6,462 9,465 Non-GAAP net gains (losses) on investment securities, net of noncontrolling interests $(1,968) $21,648 $18,433 $5,315 $9,508 $8,165

SVB 2014 4:3 47Q2 2017 Corporate Overview and Financial Results August 4, 2017 Consolidated (SVBFG) TCE/TA and TCE/RWA Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios) Year ended December 31, Quarter ended March 31, June 30, 2014 2015 2016 2017 2017 GAAP SVBFG stockholders’ equity $2,813,072 $3,198,134 $3,642,554 $3,764,331 $3,899,435 Less: Intangible assets — — — — — Tangible common equity (TCE) $2,813,072 $3,198,134 $3,642,554 $3,764,331 $3,899,435 GAAP Total assets $39,337,869 $44,686,703 $44,683,660 $46,413,339 $48,400,379 Less: Intangible assets — — — — — Tangible assets (TA) $39,337,869 $44,686,703 $44,683,660 $46,413,339 $48,400,379 Risk-weighted assets (RWA) $21,755,091 $25,919,594 $28,248,750 $28,691,192 $29,754,958 Tangible common equity to tangible assets 7.15% 7.16% 8.15% 8.11% 8.06% Tangible common equity to risk-weighted assets 12.93% 12.34% 12.89% 13.12% 13.11% 1) See “use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. Capital ratios Bank only TCE/TA and TCE/RWA Non-GAAP reconciliation1 Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios) Year ended December 31, Quarter ended March 31, June 30, 2014 2015 2016 2017 2017 Tangible common equity (TCE) $2,399,411 $3,059,045 $3,423,427 $3,508,871 $3,607,234 Tangible assets (TA) $37,607,973 $44,045,967 $44,059,340 $45,807,551 $47,571,865 Risk-weighted assets (RWA) $21,450,480 $24,301,043 $26,856,850 $27,368,552 $28,515,724 Tangible common equity to tangible assets 6.38% 6.95% 7.77% 7.66% 7.58% Tangible common equity to risk-weighted assets 11.19% 12.59% 12.75% 12.82% 12.65%

SVB 2014 4:3 48Q2 2017 Corporate Overview and Financial Results August 4, 2017 Non-interest income1 Non-GAAP reconciliation 1) See “use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. 2) Amounts prior to January 1, 2015 have not been revised for the adoption of accounting guidance related to our investments in VC- and PE-related funds (ASU 2015 – 02 Deconsolidation). Non-GAAP Non-interest income, net of non-controlling interests (dollars in thousands) Year ended December 31, YTD 2013 2014 20152 2016 Jun 30, 2017 GAAP noninterest income $673,206 $572,239 $472,794 $456,552 $246,187 Less: income attributable to noncontrolling interests, including carried interest 342,904 233,624 31,736 8,039 16,095 Non-GAAP noninterest income, net of noncontrolling interests $330,302 $338,615 $441,058 $448,513 $230,092 Less: net (losses) on the SVBIF sale transaction — (13,934) — — — Non-GAAP noninterest income, net of noncontrolling interests and excluding one time adjustments $330,302 $352,549 $441,058 $448,513 $230,092 1 Non-GAAP non-interest income, net of non-controlling interests (dollars in thousands) Quarter ended Jun 30, 2016 Sep 30, 2016 Dec 31, 2016 Mar 31, 2017 Jun 30, 2017 GAAP non-interest income $112,776 $144,140 $113,502 $117,659 $128,528 Less: income attributable to non-controlling interests, including carried interests 1,619 4,679 4,412 6,559 9,536 Non-GAAP non-interest income, net of non-controlling interests 111,157 139,461 109,090 111,100 118,992 2

SVB 2014 4:3 49Q2 2017 Corporate Overview and Financial Results August 4, 2017 Non-GAAP operating efficiency ratio, net of non-controlling interests1 Non-GAAP reconciliation (Dollars in thousands, except ratios) Year ended December 31, YTD 2013 2014 2015 2016 June 30, 2017 GAAP noninterest expense2 $607,602 $700,669 $779,962 $859,797 $488,879 Less: amounts attributable to noncontrolling interests 12,714 18,867 828 524 392 Non-GAAP noninterest expense, net of noncontrolling interests $594,888 $681,802 $779,134 $859,273 $488,487 GAAP net interest income $697,344 $856,595 $1,006,425 $1,150,523 $652,689 Adjustments for taxable equivalent basis 1,724 1,689 1,564 1,203 824 Non-GAAP taxable equivalent net interest income $699,068 $858,284 $1,007,989 $1,151,726 $653,513 Less: income attributable to noncontrolling interests 76 33 8 66 17 Non-GAAP taxable equivalent net interest income, net of noncontrolling interests $698,992 $858,251 $1,007,981 $1,151,660 $653,496 GAAP noninterest income $673,206 $572,239 $472,794 $456,552 $246,187 Non-GAAP noninterest income, net of noncontrolling interests and excluding one time adjustments $330,302 $352,549 $441,058 $448,513 $230,092 GAAP total revenue $1,370,550 $1,428,834 $1,479,219 $1,607,075 $898,876 Non-GAAP taxable equivalent revenue, net of noncontrolling interests $1,029,294 $1,210,800 $1,449,039 $1,600,173 $883,588 GAAP operating efficiency ratio 44.33% 49.04% 52.73% 53.50% 54.39% Non-GAAP operating efficiency ratio 57.80% 56.31% 53.77% 53.70% 55.28% 1) See “use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. 2) Our consolidated GAAP noninterest expenses were modified from prior periods’ presentation to conform to the current period's presentation, which reflects our provision for loan losses and provision for unfunded credit commitments together as our “provision for credit losses”. In prior periods, our provision for unfunded credit commitments were reported separately as a component of noninterest expense.

SVB 2014 4:3 50Q2 2017 Corporate Overview and Financial Results August 4, 2017 Find SVB on LinkedIn, Facebook and Twitter Meghan O’Leary Head of Investor Relations 3005 Tasman Drive Santa Clara, CA 95054 T 408 654 6364 M 650 255 9934 moleary@svb.com Find SVB on LinkedIn, Facebook and Twitter